Exhibit 99.1

Luna Innovations Incorporated Reports Third Quarter 2015 Financial Results
Adjusted EBITDA of $0.4 million and net loss of $(0.8) million, for the third quarter of 2015, Luna's first full quarter results following its merger with Advanced Photonix, Inc.

(ROANOKE, VA, November 10, 2015) – Luna Innovations Incorporated (NASDAQ: LUNA) today announced its financial results for the three months and nine months ended September 30, 2015, the company's first full quarter of operating results following its merger with Advanced Photonix, Inc. ("API").
The company's adjusted earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA") was $0.4 million for the three months ended September 30, 2015 compared to an Adjusted EBITDA loss of $(0.3) million for the three months ended September 30, 2014. Net loss attributable to common stockholders was $(0.8) million for each of the three months ended September 30, 2015 and September 30, 2014. For the nine months ended September 30, 2015, Adjusted EBITDA was $0.6 million compared to an Adjusted EBITDA loss of $(2.3) million for the first nine months of 2014. Net loss attributable to common stockholders for the nine months ended September 30, 2015 was $(5.7) million compared to net income attributable to common stockholders of $6.8 million for the first nine months of 2014.
“We are excited to again be reporting positive Adjusted EBITDA following our merger with API as we continue to realize the synergies of combining these two companies,” said My Chung, president and chief executive officer of Luna. "In the third quarter, the Picometrix brand of products returned to the higher revenue levels that API experienced in mid-2014, with the deployment of new fiber optic networks, including 100G networks in Asia and North America, creating increased demand for our high speed optical receiver and detector products."
Third Quarter Financial Summary

Total revenues for the three months ended September 30, 2015 were $13.2 million, compared to $5.4 million for the same period of 2014. Total revenues of $13.2 million included $7.8 million of revenue from the operations of API for the third quarter of 2015. Product and licensing revenue grew to $9.9 million for the three months ended September 30, 2015, compared to $2.3 million for the three months ended September 30, 2014. Product and licensing revenue for the third quarter of 2015 included $7.4 million attributable to the operations of API. Revenues from sales of legacy Luna fiber optic test & measurement equipment increased 12% for the three months ended September 30, 2015 compared to the three months ended September 30, 2014.
With the inclusion of API operating results in the third quarter of 2015, gross profit increased to $5.0 million, or 38% of total revenues, for the three months ended September 30, 2015, compared to gross profit of $2.1 million, or 39% of total revenues, for the three months ended September 30, 2014.
Selling, general and administrative expenses increased to $4.2 million for the three months ended September 30, 2015, compared to $2.3 million for the three months ended September 30, 2014. Selling, general and administrative expenses for the three months ended September 30, 2015 included $1.5 million associated with the acquired operations of API. Incremental depreciation and amortization expense related to the step-up in bases of the API assets acquired was $0.4 million.
Research, development and engineering expenses increased to $1.5 million for the third quarter of 2015 compared to $0.5 million for the third quarter of 2014. Research, development and engineering expenses included $1.0 million of costs from the operations of API for the three months ended September 30, 2015.
Operating loss was $(0.7) million for each of the three months ended September 30, 2015 and September 30, 2014. The operating loss for the three months ended September 30, 2015 included $0.1 million of transaction-related expenses associated with Luna's merger with API and $0.4 million of incremental depreciation and amortization expense related to the step-up in bases of the acquired API assets. Excluding the impact of these transaction costs and purchase accounting amortization, operating loss would have improved to $(0.2) million for the three months ended September 30, 2015.

Year to Date Financial Summary
For the nine months ended September 30, 2015, total revenues were $28.6 million compared to $15.1 million for the nine months ended September 30, 2014. Total revenues for the nine months ended September 30, 2015 included $11.8 million of revenues from API during the period from the closing of the merger with API on May 8, 2015 through September 30, 2015. Revenues from Luna's legacy business grew $1.7 million, or 11%, for the first nine months of 2015 compared to the first nine months of 2014. The increased revenue from Luna's legacy business resulted primarily from increased sales of the company's ODiSI and Optical Backscatter Reflectometer products.
Gross profit increased to $11.5 million, or 40% of total revenues, for the nine months ended September 30, 2015 compared to $5.6 million, or 37% of total revenues, for the first nine months of 2014. The improved margin is attributable to the greater proportion of product sales within the total revenue mix as a result of the addition of revenues from API's business in the company's operating results as well as the continued growth in sales of the legacy Luna products.
Selling, general and administrative expenses increased to $13.9 million for the nine months ended September 30, 2015 compared to $7.6 million for the nine months ended September 30, 2014. Selling, general and administrative expenses for the first nine months of 2015 included $3.6 million of non-recurring merger- related expenses and $0.8 million of incremental depreciation and amortization expense related to the step-up in bases of the API assets acquired. Research, development and engineering expenses were $3.0 million for the nine months ended September 30, 2015 compared to $1.7 million for the first nine months of 2014. Research, development and engineering expenses for the nine months ended September 30, 2015 included $1.4 million of expenses related to the operations of API for the period from the closing of the merger through September 30, 2015.
Net loss attributable to common stockholders was $(5.7) million for the nine months ended September 30, 2015 compared to net income attributable to common stockholders of $6.8 million for the nine months ended September 30, 2014. Net income for the nine months ended September 30, 2014 was favorably impacted by an after-tax gain on discontinued operations of $9.1 million resulting from the sale of the company's medical shape sensing business in January 2014. Adjusted EBITDA improved to $0.6 million for the nine months ended September 30, 2015 compared to an Adjusted EBITDA loss of $(2.3) million for the nine months ended September 30, 2014.

Non-GAAP Measures
In evaluating the operating performance of its business, Luna’s management considers Adjusted EBITDA, which excludes certain charges and credits that are required by generally accepted accounting principles (“GAAP”). Adjusted EBITDA provides useful information to both management and investors by excluding the effect of certain non-cash expenses and items that the company believes may not be indicative of its operating performance, because either they are unusual and the company does not expect them to recur in the ordinary course of its business or they are unrelated to the ongoing operation of the business in the ordinary course, including expenses incurred in connection with Luna's merger with API. Adjusted EBITDA should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. Adjusted EBITDA has been reconciled to the nearest GAAP measure in the table following the financial statements attached to this press release.
Conference Call Information
As previously announced, Luna will conduct an investor conference call at 5:00 p.m. (EST) today to discuss its financial results and business developments for the third quarter of 2015. The call can be accessed by dialing 855.236.2056 domestically or 267.753.2162 internationally prior to the start of the call. The participant access code is 3056296. Investors are advised to dial in at least five minutes prior to the call to register. The conference call will also be webcast live over the Internet. The webcast can be accessed by logging on to the “Investor Relations” section of the Luna website, www.lunainc.com, prior to the event. The webcast will be archived under the “Webcasts and Presentations” section of the Luna website for at least 30 days following the conference call.
About Luna

Luna Innovations Incorporated (www.lunainc.com) develops, manufactures and markets fiber optic sensing, test and measurement products and is focused on bringing new and innovative technology solutions to measure, monitor, protect and improve critical processes in the aerospace, automotive, energy, composite, telecommunications and defense industries. Following its merger with API, the company also packages optoelectronic semiconductors into high speed optical receivers (HSOR products), custom optoelectronic subsystems (Optosolutions products) and Terahertz (THz) instrumentation. Luna is organized into two business segments, which work closely together to turn ideas into products: a Technology Development segment and a Products and Licensing segment. Luna's business model is designed to accelerate the process of bringing new and innovative technologies to market.

Forward-Looking Statements
The statements in this release that are not historical facts constitute “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the company's expectations regarding the company’s future financial performance, continuing synergies following the merger with API, and potential demand for the company's HSOR and detector products. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements of the company may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, failure of demand for the company’s products and services to meet expectations, integration or other operational issues related to the merger, technological challenges and those risks and uncertainties set forth in the company’s periodic reports and other filings with the Securities and Exchange Commission ("SEC"). Such filings are available on the SEC’s website at www.sec.gov and on the company’s website at www.lunainc.com. The statements made in this release are based on information available to the company as of the date of this release and Luna undertakes no obligation to update any of the forward-looking statements after the date of this release.

Luna Innovations Incorporated
Consolidated Statements of Operations

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	(unaudited)		(unaudited)
Revenues:
Technology development	$3,277,442	$3,067,022	$9,881,228	$8,961,909
Products and licensing	9,927,788	2,303,508	18,688,852	6,108,799
Total revenues	13,205,230	5,370,530	28,570,080	15,070,708
Cost of revenues:
Technology development	2,558,987	2,379,105	7,218,757	6,793,061
Products and licensing	5,667,170	908,175	9,886,557	2,654,305
Total cost of revenues	8,226,157	3,287,280	17,105,314	9,447,366
Gross Profit	4,979,073	2,083,250	11,464,766	5,623,342
Operating expense:
Selling, general and administrative	4,210,718	2,329,713	13,916,545	7,551,512
Research, development and engineering	1,491,096	473,527	2,982,451	1,707,190
Total operating expense	5,701,814	2,803,240	16,898,996	9,258,702
Operating loss	(722,741)	(719,990)	(5,434,230)	(3,635,360)
Other income/(expense):
Other income/(expense), net	14,765	—	(7,602)	111,431
Interest expense	(77,417)	(21,275)	(136,520)	(80,942)
Total other income/(expense)	(62,652)	(21,275)	(144,122)	30,489
Loss from continuing operations, before income taxes	(785,393)	(741,265)	(5,578,352)	(3,604,871)
Income tax expense/(benefit)	16,296	(274,709)	19,104	(1,419,882)
Net loss from continuing operations	(801,689)	(466,556)	(5,597,456)	(2,184,989)
(Loss)/income from discontinued operations, net of income taxes	—	(277,614)	—	9,065,141
Net (loss)/income	(801,689)	(744,170)	(5,597,456)	6,880,152
Preferred stock dividend	18,217	26,760	64,798	83,630
Net (loss)/income attributable to common stockholders	$(819,906)	$(770,930)	$(5,662,254)	$6,796,522
Net loss per share from continuing operations:
Basic and diluted	$(0.03)	$(0.03)	$(0.26)	$(0.15)
Net (loss)/income per share from discontinued operations:
Basic and diluted	$—	$(0.02)	$—	$0.61
Net (loss)/income per share attributable to common stockholders:
Basic and diluted	$(0.03)	$(0.05)	$(0.26)	$0.46
Weighted average common shares and common equivalent shares outstanding:
Basic and diluted	27,393,392	15,016,429	21,530,315	14,821,619

Luna Innovations Incorporated
Consolidated Balance Sheets

	September 30, 2015	December 31, 2014
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$7,090,036	$14,116,969
Accounts receivable, net	9,322,295	5,689,615
Inventory	10,037,202	3,364,233
Prepaid expenses and other current assets	1,672,120	715,302
Total current assets	28,121,653	23,886,119
Property and equipment, net	6,672,507	3,497,057
Intangible assets, net	11,301,624	199,277
Goodwill	913,882	—
Other assets	88,948	1,995
Total assets	$47,098,614	$27,584,448
Liabilities and stockholders’ equity
Liabilities:
Current Liabilities:
Current portion of long-term debt obligations	$1,500,000	$625,000
Current portion of capital lease obligations	46,616	70,725
Accounts payable	3,999,036	1,447,177
Accrued liabilities	6,710,438	5,468,849
Deferred revenue	788,974	861,081
Total current liabilities	13,045,064	8,472,832
Long-term deferred rent	1,427,572	1,570,377
Long-term debt obligations	4,000,000	—
Long-term capital lease obligations	40,635	39,582
Total liabilities	18,513,271	10,082,791
Commitments and contingencies
Stockholders’ equity:
Preferred stock, par value $ 0.001, 1,321,514 shares authorized, issued and outstanding at September 30, 2015 and December 31, 2014	1,322	1,322
Common stock, par value $ 0.001, 100,000,000 shares authorized, 27,558,569 and 15,110,924 shares issued, 27,390,919 and 15,088,199 shares outstanding at September 30, 2015 and December 31, 2014	28,072	15,541
Less treasury stock at cost, 167,650 and 22,725 shares at September 30, 2015 and December 31, 2014	(184,934)	(32,221)
Additional paid-in capital	81,033,787	64,147,666
Accumulated deficit	(52,292,904)	(46,630,651)
Total stockholders’ equity	28,585,343	17,501,657
Total liabilities and stockholders’ equity	$47,098,614	$27,584,448

Luna Innovations Incorporated
Consolidated Statements of Cash Flows

	Nine Months Ended September 30,
	2015	2014
	(unaudited)
Cash flows used in operating activities
Net (loss)/income	$(5,597,456)	$6,880,152
Adjustments to reconcile net (loss)/income to net cash used in operating activities
Depreciation and amortization	1,548,808	491,066
Share-based compensation	846,727	738,802
Bad debt expense	10,375	—
Gain on sale of discontinued operations, net of income taxes	—	(9,093,268)
Tax benefit from utilization of net operating loss	—	(1,437,958)
Change in assets and liabilities
Accounts receivable	(328,061)	139,950
Inventory	(1,426,968)	(92,320)
Other current assets	(396,671)	(170,857)
Other assets	—	40,715
Accounts payable and accrued expenses	(897,163)	(98,920)
Deferred revenue	(72,107)	(286,937)
Net cash used in operating activities	(6,312,516)	(2,889,575)
Cash flows (used in)/provided by investing activities
Acquisition of property and equipment	(387,508)	(199,532)
Intangible property costs	(237,245)	(197,683)
Proceeds from sale of discontinued operations, net of fees	—	10,927,268
Cash acquired in business combination	374,517	—
Net cash (used in)/provided by investing activities	(250,236)	10,530,053
Cash flows used in financing activities
Payments on capital lease obligations	(56,629)	(49,587)
Payments of debt obligations	(6,337,355)	(1,125,000)
Proceeds from term loan	6,000,000	—
Purchase of treasury stock	(152,713)	(32,221)
Proceeds from the exercise of options	82,516	217,945
Net cash used in financing activities	(464,181)	(988,863)
Net (decrease)/increase in cash or cash equivalents	(7,026,933)	6,651,615
Cash and cash equivalents-beginning of period	14,116,969	7,778,541
Cash and cash equivalents-end of period	$7,090,036	$14,430,156

Luna Innovations Incorporated
Reconciliation of Net (Loss)/Income to EBITDA and Adjusted EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	(unaudited)		(unaudited)
Net (loss)/income	$(801,689)	$(744,170)	$(5,597,456)	$6,880,152
Less (loss)/income from discontinued operations, net of income taxes	—	(277,614)	—	9,065,141
Net loss from continuing operations	(801,689)	(466,556)	(5,597,456)	(2,184,989)
Interest expense	77,417	21,275	136,520	80,942
Tax expense/(benefit)	16,296	(274,709)	19,104	(1,419,882)
Depreciation and amortization	724,557	154,502	1,548,808	491,066
EBITDA	16,581	(565,488)	(3,893,024)	(3,032,863)
Share-based compensation	275,288	250,209	846,727	738,802
Non-recurring charges	107,677	—	3,649,179	—
Adjusted EBITDA	$399,546	$(315,279)	$602,882	$(2,294,061)
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Investor Contact:
Dale Messick, CFO
Luna Innovations Incorporated
Phone: 1.540.769.8400
Email: IR@lunainc.com